April 1, 2019

Eubel Brady & Suttman Income and Appreciation Fund

Ticker Symbol: EBSZX

Eubel Brady & Suttman Income Fund

Ticker Symbol: EBSFX

Supplement to the Prospectus and Statement of Additional Information

Dated December 1, 2018

Effective April 1, 2019, Aaron Hillman is no longer a portfolio manager of the Eubel Brady & Suttman Income and Appreciation Fund and the Eubel Brady & Suttman Income Fund (the “Funds”). All references to Aaron Hillman contained in the Prospectus and in the Statement of Additional Information should be disregarded. Information about the Funds’ Portfolio Managers on page 9 and page 16 of the Prospectus has been revised as follows:

PORTFOLIO MANAGERS

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Funds. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Ronald L. Eubel	Co-Chief Investment Officer	Since Inception (9-30-2014)
Mark E. Brady	Co-Chief Investment Officer	Since Inception (9-30-2014)
Paul D. Crichton	Director of Trading	Since Inception (9-30-2014)
Kenneth E. Leist	Director of Operations	Since Inception (9-30-2014)
Scott E. Lundy, CFP®	Executive Vice President	Since Inception (9-30-2014)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated December 1, 2018, which provide information that you should know before investing in the Funds. These documents are available upon request and without charge by calling the Funds at (800) 391-1223.